INCOME TAXES	12 Months Ended
Dec. 31, 2024
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE I – INCOME TAXES

The Company had no current income tax expense for the years ended December 31, 2024 or 2023 due to operating losses. The effective income tax rate for the years ended December 31, 2024 and 2023 is zero, as the deferred tax benefits are fully offset by the valuation allowance against such deferred income tax assets.

At December 31, 2024, the Company had net operating loss carryforwards (“NOL”) of approximately $5,900,000 for federal income tax purposes of which $5,112,000 has no expiration date, $775,000 which begins to expire in 2034, and approximately $5,900,000 for state income tax purposes which begins to expire in 2030.

The following summarizes the deferred tax assets as of December 31, 2024 and 2023:

	December 31,	December 31,
	2024	2023

Net operating loss carryforwards	$1,766,033	$1,432,698
Accrued expenses	798,366	609,366
Stock compensation	1,226,758	443,822
Capitalized R&D costs, net	307,491	278,358
Intangible asset, net	508,222	548,880
Accrued interest	3,846	2,694
Subtotal	4,610,716	3,315,818
Less valuation allowance	(4,610,716)	(3,315,818)
Net deferred tax asset	$0	$0

The resulting gross deferred tax assets were $4,610,716 at December 31, 2024 and $3,315,818 at December 31, 2023. Such deferred tax assets have been fully reserved due to the uncertainty of future realization. The valuation allowance increased by approximately $1,295,000 and $626,000 at December 31, 2024 and 2023, respectively. In assessing the realizability of deferred tax assets, management considered whether it is more likely than not that some portion or all of the deferred taxes will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible.

Due to the change in ownership provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), the availability of the Company’s NOL carryforwards may be subject to annual limitations against taxable income in future periods, which could substantially limit the eventual utilization of such carryforwards. The Company has not analyzed the historical or potential impact of its equity financings on beneficial ownership and therefore no determination has been made whether the NOL carryforward is subject to any Internal Revenue Code Section 382 limitation. To the extent there is a limitation, there would be a reduction in the deferred tax asset with an offsetting reduction in the valuation allowance.